TOUCHSTONE FUNDS GROUP TRUST

Touchstone Mid Cap Value Fund
Touchstone Small Cap Value Fund

Supplement dated March 3, 2022 to the Prospectus and Statement of Additional Information ("SAI") each dated January 28, 2022, as may be amended or supplemented from time to time

Change in Sub-Advisor

Touchstone Advisors, Inc. (“Touchstone”), the investment advisor to the Touchstone Mid Cap Value Fund and the Touchstone Small Cap Value Fund (each, a "Fund" and together, the "Funds"), has engaged LMCG Investments, LLC (“LMCG”) to serve as sub-advisor to the Funds since 2009 and 2016, respectively. LMCG notified Touchstone that its U.S. value equity team has reorganized to form a new employee-owned asset management firm named Leeward Investments, LLC (“Leeward”). Effective March 1, 2022, the members of LMCG’s U.S. value equity team who served as portfolio managers for the Funds have departed LMCG and are now employees of Leeward.

On February 17, 2022, Touchstone recommended and the Board of Trustees (the “Board”) of Touchstone Funds Group Trust (the “Trust”) approved the replacement of LMCG with Leeward, effective on March 1, 2022. Shareholders of each Fund will receive an Information Statement providing more information about the new sub-advisor within 90 days of Leeward assuming its responsibilities as sub-advisor to the Funds.

Effective March 1, 2022, LMCG will no longer provide services to the Funds and all references to LMCG in the Prospectus and SAI will be removed and replaced with Leeward. Leeward, located at One Boston Place, 201 Washington Street, 29th Floor, Boston, Massachusetts 02108, is a new asset management firm and registered investment adviser, which was formed by acquiring a portion of LMCG’s business. As sub-advisor to the Funds, Leeward will continue to manage each Fund’s assets in accordance with its current investment strategy.

There are no changes to the Funds' investment strategies or investment risks associated with the change in sub-advisor. Messrs. R. Todd Vingers, CFA and Jay C. Willadsen, CFA had served and will continue to serve as portfolio managers to the Funds. These portfolio managers will continue to manage the Funds as employees of Leeward.

Prospectus

Effective March 1, 2022, the second paragraph of the section entitled “The Fund’s Principal Investment Strategies” located in the Mid Cap Value Fund's summary section of the Prospectus and in the Small Cap Value Fund's summary section of the Prospectus is deleted and replaced with the following:

The Fund's sub-advisor, Leeward Investments, LLC (“Leeward”), employs a fundamental investment process which seeks to identify companies which it believes are selling at a discount to their intrinsic value. In evaluating and selecting potential investments for the Fund, Leeward completes in-depth research and analysis on the securities in the investable universe in an effort to identify leading companies selling at attractive valuations. The research and analysis include an examination of financial statements and assessments of the management team, the company’s competitive strategy and its current market position. The Fund may invest in other investment companies in pursuing its strategy.

Effective March 1, 2022, the following is added to the section entitled "The Fund's Performance" in the summary section of the Prospectus for each Fund directly before the bar chart:
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On March 1, 2022, Leeward replaced LMCG Investments, LLC ("LMCG") as the Fund's sub-advisor. Leeward was formed as a result of the reorganization of LMCG's U.S. value equity team into an employee-owned asset management firm. There were no changes to the Fund’s investment goals, principal investment strategies, advisory fee, sub-advisory fee, expense limitations or portfolio management team associated with the change in sub-advisor.

Effective March 1, 2022, the section entitled “The Fund’s Management” located in the Mid Cap Value Fund's summary section of the Prospectus is deleted and replaced with the following:

The Fund's Management

Investment Advisor
Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Manager	Investment Experience with the Fund	Primary Title with Sub-Advisor
Leeward Investments, LLC	R. Todd Vingers, CFA	Since 2014	Portfolio Manager and Managing Director, Value Equities

	Jay Willadsen, CFA	Since 2014	Portfolio Manager

Effective March 1, 2022, the section entitled “The Fund’s Management” located in the Small Cap Value Fund's summary section of the Prospectus is deleted and replaced with the following:

The Fund's Management

Investment Advisor
Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Manager	Investment Experience with the Fund	Primary Title with Sub-Advisor
Leeward Investments, LLC	R. Todd Vingers, CFA	Since 2016	Portfolio Manager and Managing Director, Value Equities

	Jay Willadsen, CFA	Since January 2022	Portfolio Manager

Effective March 1, 2022, the sections relating to each Fund in the Prospectus in the section entitled “Principal Investment Strategies and Risks - How Do the Funds Implement Their Investment Goal?” is deleted and replaced in their entirety with the following:

Mid Cap Value Fund. The Fund's sub-advisor, Leeward Investments, LLC (“Leeward”), employs a fundamental investment process which seeks to identify companies which it believes are selling at a discount to their intrinsic value. In evaluating and selecting potential investments for the Fund, Leeward completes in-depth research and analysis on the securities in the investable universe in an effort to identify leading companies selling at attractive valuations. The research and analysis include an examination of financial statements and assessments of the management team, the company’s competitive strategy and its current market position. Leeward generally limits the Fund’s weight in a sector to 10% over or under the sector’s weight in the Russell Midcap Value Index. Leeward will generally sell a security when it no longer passes Leeward 's valuation screens, reaches a price target, or its prospects for appreciation have diminished.
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Small Cap Value Fund. The Fund's sub-advisor, Leeward Investments, LLC (“Leeward”), employs a fundamental investment process which seeks to identify companies which it believes are selling at a discount to their intrinsic value. In evaluating and selecting potential investments for the Fund, Leeward completes in-depth research and analysis on the securities in the investable universe in an effort to identify leading companies selling at attractive valuations. The research and analysis include an examination of financial statements and assessments of the management team, the company’s competitive strategy and its current market position. Leeward generally limits the Fund’s weight in a sector to 10% over or under the sector’s weight in the Russell 2000® Value Index. Leeward will generally sell a security when it no longer passes Leeward 's valuation screens, reaches a price target, or its prospects for appreciation have diminished.

Effective March 1, 2022, in the Fund’s Prospectus, in the section entitled “The Funds’ Management”, under the sub-heading “Sub-Advisors and Portfolio Managers”, the section related to LMCG is deleted and replaced in its entirety with the following:

Leeward Investments, LLC (“Leeward”), located at 201 Washington Street, 29th Floor, Boston, Massachusetts, 02108, an investment advisor registered with the Securities and Exchange Commission, serves as the sub-advisor to the Mid Cap Value Fund and the Small Cap Value Fund beginning on March 1, 2022. As the sub-advisor, Leeward makes investment decisions for each Fund and also ensures compliance with each Fund’s investment policies and guidelines. Leeward is a limited liability company wholly owned by its employees.

Mid Cap Value Fund

R. Todd Vingers, CFA, Portfolio Manager, joined LMCG in 2002 and subsequently joined Leeward in 2022 upon its founding. Mr. Vingers is the Managing Director of Value Equities at LMCG and will serve as President and Portfolio Manager at Leeward. He is jointly and primarily responsible for the management of the Fund.  Previously, Mr. Vingers served as portfolio manager at American Century Investments.

Jay Willadsen, CFA, Portfolio Manager, joined LMCG in 2003 as a research analyst and subsequently joined Leeward in 2022 upon its founding. Mr. Willadsen will serve as Portfolio Manager at Leeward. He is jointly and primarily responsible for the management of the Fund. Previously, Mr. Willadsen served as a research analyst at Independence Investments.

Small Cap Value Fund

R. Todd Vingers, CFA, Portfolio Manager, joined LMCG in 2002 and subsequently joined Leeward in 2022 upon its founding. Mr. Vingers is the Managing Director of Value Equities at LMCG and will serve as President and Portfolio Manager at Leeward. He is responsible for the management of the Fund. Previously, Mr. Vingers served as portfolio manager at American Century Investments.

Jay Willadsen, CFA, Portfolio Manager, joined LMCG in 2003 as a research analyst and subsequently joined Leeward in 2022 upon its founding. Mr. Willadsen will serve as Portfolio Manager at Leeward. He is jointly and primarily responsible for the management of the Fund. Previously, Mr. Willadsen served as a research analyst at Independence Investments.

Statement of Additional Information

The following is added to the section of the SAI titled “History of the Funds” under the "Mid Cap Value Fund" sub-section, as the last sentence in the paragraph:
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On March 1, 2022, the Mid Cap Value Fund replaced its sub–advisor, LMCG Investments, LLC, with Leeward Investments, LLC.

The following is added to the section of the SAI titled “History of the Funds” under the "Small Cap Value Fund" sub-section, as the last sentence in the paragraph:

On March 1, 2022, the Small Cap Value Fund replaced its sub–advisor, LMCG Investments, LLC, with Leeward Investments, LLC.

In the section of the SAI titled “The Sub-Advisors and Portfolio Managers” under the sub-section titled "Sub-Advisor Control", the bullet referring to LMCG Investments, LLC is deleted and replaced in its entirety by the following:

•Leeward Investments, LLC is an SEC registered investment adviser. Leeward is a limited liability company wholly owned by its employees. Leeward President R. Todd Vingers owns more than 25% of Leeward.

In the section of the SAI titled “The Sub-Advisors and Portfolio Managers” under the sub-sections titled "Mid Cap Value Fund" and “Small Cap Value Fund”, the named Sub-Advisor "LMCG* " and the related footnote are removed and replaced with "Leeward".

In the section of the SAI titled “The Sub-Advisors and Portfolio Managers” under the sub-section titled “Small Cap Value Fund”, the paragraphs titled “Conflict of Interest” and “Compensation” are deleted in their entirety and replaced by the following:

Conflict of Interest. Leeward’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. A portfolio manager may also manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than a Fund and may also have a performance-based fee. The side-by-side management of these funds and accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Leeward has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. Similarly, trading in securities by Leeward personnel for their own accounts potentially could conflict with the interest of clients. Leeward has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as a registered investment adviser.

Compensation. Portfolio managers and other investment team members at Leeward are compensated through a combination of base salary, incentive bonus and equity ownership. Leeward’s base salaries are competitive within the industry. Leeward’s incentive bonus plan for investment personnel is a revenue-share model based on strategy performance relative to a peer group universe of institutional managers. Incentive bonuses are not calculated on specific client or specific fund assets. Investment team members are also equity owners at Leeward, which further aligns investment team incentives with client success.

In the section of the SAI titled “Appendix B – Proxy Voting Policies” the sub-section titled “LMCG Investments, LLC” is deleted and replaced in its entirety by the following:

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Leeward Investments, LLC
Proxy Voting Guidelines Summary

The proxy voting guidelines contained herein are a sampling of select, key guidelines and are not all inclusive. Leeward Investments, LLC (“Leeward”) will review our proxy voting policies and guidelines from time to time and may adopt changes. Proxy questions are considered within the individual circumstances of the issuer and therefore it is possible that individual circumstances might mean that a given proxy ballot could be voted differently than what is generally done in other cases. Clients may contact their Client Service Officer or the Compliance Office by calling (617) 468-6700 or via e-mail at compliance@leewardinvest.com for a copy of our most current guidelines or to obtain a record of how proxies were voted for their account.

1.Board of Directors:

Voting on Director Nominees in Uncontested Elections
Generally vote For director nominees except under the following circumstances, which may result in a vote Against or Withhold:
•Independent directors make up less than a majority of directors
•Company lacks an audit, compensation or nominating committee
•Nominee attended less than 75% of board and committee meetings
•Nominee sits on more than 5 public company boards
•Actions of Nominee or committees on which Nominee serves are inconsistent with principles of good governance such as failing to act on a shareholder proposal receiving majority vote or not acting on takeover offers where majority of shares are tendered

Voting for Director Nominees in Contested Elections
Vote Case-By-Case on the election of directors in contested elections, considering the following:
•Management’s track record;
•Background to the contested election;
•Qualifications of Director nominee(s);
•Strategic plan of dissident slate and quality of critique against management;
•Likelihood that the proposed goals and objectives can be achieved; and
•Stock ownership positions

Classified Boards
Generally vote For proposals to declassify boards and vote Against or Withhold for directors who adopt classified board structures.

Proxy Access
Generally vote For management or shareholder approval for proxy access incorporating the following guidelines:
•Nominating group should hold no less than 3% of company’s outstanding shares for a minimum of 3 years
•Proposed nominees represent no more than 25% of the board

Independent Chair (Separate CEO/Chair)
Generally vote For shareholder proposals requiring that the chairman position be filled by an independent director unless there are substantial reasons to recommend against the proposal, such as counterbalancing governance structure.

Majority Vote Shareholder Proposals
Generally vote For binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast.

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2.Audit-related Items:

Audit Committee related items
Generally vote For members of the Audit Committee unless:
•Non-audit fees paid to auditor are excessive
•Company receives an adverse opinion on financial statements
•Evidence of inappropriate indemnification language that limits ability of the company or shareholders to pursue legal recourse against audit firm

Vote Case-By-Case on members of the Audit Committee and potentially the full board if:
•Poor accounting practices result in fraud, misapplication of GAAP, and/or other material weaknesses

Auditor Ratification
Generally vote For proposals to ratify auditors unless:
•Auditor lacks independence;
•There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•Poor accounting practices are identified such as fraud, misapplication of GAAP and material weaknesses are identified; or
•Fees for non-audit services exceed audit and audit-related fees

Vote Case-By-Case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

3.Shareholder Rights and Defenses:

Advanced Notice Requirements for Shareholder Proposals/Nominations
Vote Case-By-Case on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date within the broadest window possible.

Poison Pills
Generally vote For shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has (1) a shareholder approved poison pill in place or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a poison pill if shareholders have approved the adoption of the plan or the board determines that it is in the best interest of shareholders to adopt a pill without delay.

Vote Case-By-Case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

Supermajority Vote Requirements
Generally vote For proposals to reduce supermajority vote requirements and conversely vote against proposals to impose a supermajority vote.

Shareholder Ability to Call Special Meetings
Generally vote for proposals that provide shareholders with the ability to call special meetings and against proposals to restrict this ability.

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4.Capital and Corporate Structure:

Common Stock Authorization
Vote Case-By-Case on proposals to increase the number of shares of common stock authorized for issuance.

Dual Class Structure
Generally vote Against proposals to create a new class of common stock with superior voting rights

Share Repurchase Programs
Vote For management proposals to institute open market repurchase plans in which all shareholders may participate on equal terms.

Mergers and Acquisitions
Vote Case-By-Case for mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction balancing various and sometimes countervailing factors including:
•Valuation;
•Market reaction;
•Strategic rationale;
•Negotiations and process;
•Conflicts of interest; and
•Governance

5.Compensation:

Compensation Committee related items
In the absence of an Advisory vote on executive compensation, vote Against or Withhold on members of the Compensation Committee or potentially the full board if:
•There is significant misalignment between CEO pay and company performance
•Company maintains problematic pay practices related to non-performance based compensation elements, incentives that motivate excessive risk taking and options backdating
•Board exhibits significant level of poor communication and responsiveness to shareholders
•Company fails to submit one-time transfer of stock options to shareholder vote
•Company fails to fulfill terms of burn rate commitment made to shareholders

Vote Case-By-Case on members of the Compensation Committee and the MSOP proposal if the Company’s previous say-on-pay proposal received support of less than 70% of votes cast, taking into account:
•Discloser of engagement efforts with major institutional shareholders regarding issues that led to low level of support
•Specific actions to address issues that contributed to low level of support
•Other recent compensation practices
•Whether the issues raised are recurring or isolated
•Company’s ownership structure
•Whether support level was less than 50%,

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote Case-By-Case on ballot items related to executive pay and practices

Vote Against Advisory Votes on Executive Compensation (MSOP) if:
•There is significant misalignment between CEO pay and company performance
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•Company maintains problematic pay practices
•Board exhibits significant level of poor communication and responsiveness to shareholders

Vote Against or Withhold from members of the Compensation Committee if:
•There is no MSOP on the ballot
•Board fails to adequately respond to a previous MSOP proposal that received less than 70% support
•The company has poor compensation practices

Vote For annual advisory votes on compensation.

Executive Severance Plans/Golden Parachutes
Vote For proposals requiring golden parachutes be submitted for shareholder ratification.

Vote Case-By-Case on proposals to ratify golden parachutes. Generally, the severance plan should pay out no more than three times base compensation, have a trigger mechanism beyond management control, and change in control payouts should require both a change in control and termination.

Employee Stock Purchase Plans
Vote For employee stock purchase plans where the stock purchase price is at least 85% of fair market value, the offering period is 27 months or less, and the number of shares allocated to the plan is 10 percent or less of the company’s outstanding shares.

Option Exchange Programs/Re-pricing Options
Vote Case-By-Case on management proposals seeking approval to exchange/re-price options. Vote For shareholder proposals to put options repricing to a shareholder vote.

6.Corporate Social Responsibility (CSR) Issues:

General approach on CSR issues is to vote Case-By-Case taking into account factors such as impact on shareholder value, significance of company’s business affected by the proposal, impact on company reputation, response by other companies to similar issue and degree to which proprietary or confidential information would be disclosed.

Some issues that fall under this topic include proposals on:
•Company’s political spending, lobbying efforts and charitable contributions
•Animal welfare practices
•Energy and environmental issues
•Equal employment opportunity and discrimination
•Diversity
•Product safety and hazardous materials

7.Conflicts of Interest:

Conflicts of interest could exist when Leeward holds a security issued by a client in client portfolios, and the Leeward is required to vote that security. When there is a potential conflict with a client, Leeward will look to these guidelines and the ISS recommendation for voting guidance.

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Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 Providence, RI 02940-8078
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-MCV-SCV-S2-2203